497(e)
                                                                       333-19925

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JANUARY 15, 2009 TO THE CURRENT PROSPECTUS FOR VARIABLE IMMEDIATE ANNUITY

--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (together, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding name, sub-adviser and fee changes to certain Portfolios. Please note the changes described below.

CHANGES TO PORTFOLIOS OF EQ ADVISORS TRUST ("TRUST")

1. PORTFOLIO NAME CHANGES

  Effective on or about January 15, 2009, the EQ/Alliance Intermediate Government Securities Portfolio will be renamed. The new name of the Portfolio will be EQ/Intermediate Government Bond Index Portfolio.

2. PORTFOLIO SUB-ADVISER CHANGES

   Effective on or about January 15, 2009, SSgA Funds Management, Inc. will replace AllianceBernstein, L.P. as the Sub-Adviser to the EQ/Intermediate Government Bond Index Portfolio. Also, SSgA Funds Management, Inc. will be added as a Sub-Adviser to the Portfolios of the AXA Premier VIP Trust listed in the table below. AXA Equitable Life Insurance Company will continue to be the Investment Manager of the Portfolios. See "Portfolios of the Trusts" in your Prospectus for more information.

   -------------------------------
   AXA Premier VIP Trust
   -------------------------------
   MULTIMANAGER AGGRESSIVE EQUITY
   -------------------------------
   MULTIMANAGER HIGH YIELD
   -------------------------------

3. AMENDMENTS TO EXPENSE LIMITATION ARRANGEMENTS FOR CERTAIN PORTFOLIOS

   The Board of Trustees of the AXA Premier VIP Trust (the "Trust") recently approved revisions to the Expense Limitation Agreement (the "Agreement") between the Trust and AXA Equitable Life Insurance Company ("AXA Equitable"). The Agreement has been amended to reflect that AXA Equitable has agreed to modify the expense limitation arrangement to include the fees and expenses of the other investment companies in which the AXA Allocation Portfolios invest ("Acquired Fund Fees and Expenses") when calculating its obligations under the Agreement to make payments and to waive its management, administrative and other fees so that the AXA Allocation Portfolios' expenses do not exceed the Portfolios' expense limits. As a result of these changes, the current "Net Total Annual Expenses" and "Acquired Fund Fees and Expenses" will be reduced effective on or about January 1, 2009.

   The Fee Table below reflects the new expenses for the AXA Allocation portfolios that are available under your contract.

VIA 08 02 (1/09)                                       Catalog No. 142056 (1/09)
NB/IF (AR)                                                                x02461

4. FEE TABLE

   The following information is added under "Portfolio operating expenses expressed as an annual percentage of daily net assets" in the Prospectus, replacing the information shown for the EQ/Intermediate Government Bond Index, Mulltimanager Aggressive Equity and Multimanager High Yield Portfolios. In addition, the Prospectus indicates that a portion of the brokerage commissions of the Multimanager Aggressive Equity Portfolio are used to reduce the portfolio's expenses. This statement, as it pertains to this Portfolio is deleted from the Prospectus.

   ----------------------------------------------------------------------------
                                    Management     12b-1      Other
   Portfolio Name                      Fees        Fees     Expenses
   ----------------------------------------------------------------------------
   AXA Premier VIP Trust
   ----------------------------------------------------------------------------
   AXA Moderate Allocation            0.10%          --     0.17%
   Multimanager Aggressive Equity     0.59%          --     0.16%
   Multimanager High Yield            0.53%          --     0.18%
   ----------------------------------------------------------------------------
   EQ Advisors Trust
   ----------------------------------------------------------------------------
   EQ/Intermediate Government Bond    0.35%          --     0.14%
   Index
   ----------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------
                                    Acquired      Total Annual    Fee Waivers      Net Total
                                   Fund Fees        Expenses        and/or          Annual
                                  and Expenses       (Before         Expense        Expenses
                                  (Underlying       Expense       Reimburse-    (After Expense
   Portfolio Name                  Portfolios)    Limitations)       ments       Limitations)
   ------------------------------------------------------------------------------------------------
   AXA Premier VIP Trust
   ------------------------------------------------------------------------------------------------
   AXA Moderate Allocation            0.82%          1.09%           (0.19)%        0.90%
   Multimanager Aggressive Equity       --           0.75%              --          0.75%
   Multimanager High Yield              --           0.71%              --          0.71%
   ------------------------------------------------------------------------------------------------
   EQ Advisors Trust
   ------------------------------------------------------------------------------------------------
   EQ/Intermediate Government Bond      --           0.49%              --          0.49%
   Index
   ------------------------------------------------------------------------------------------------



 Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC, 1290
                             Avenue of the Americas,
                               New York, NY 10104.

    Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

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